UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 28, 2012

HELEN OF TROY LIMITED

(Exact name of registrant as specified in its charter)

Commission File Number:  001-14669

Bermuda	74-2692550
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

CLARENDON HOUSE

CHURCH STREET

HAMILTON, BERMUDA

(Business address of registrant)

ONE HELEN OF TROY PLAZA

EL PASO, TEXAS 79912

(United States mailing address of registrant and zip code)

915-225-8000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                           Entry into a Material Definitive Agreement.

On December 28, 2012, Kaz USA, Inc. (“Kaz USA”), an indirect, wholly-owned subsidiary of Helen of Troy Limited (the “Company”), entered into purchase agreements with each of Woods DeSoto II, LLC and Olive Branch Land Holdings, LLC to purchase an aggregate 84 acres of land in Olive Branch, Mississippi (the “Purchased Property”).  In connection therewith, on December 28, 2012, Kaz USA entered into an agreement with Panattoni Construction, Inc. for the construction of a 1,300,000 square foot distribution center on the Purchased Property.  Total estimated costs of the project, including land and construction costs and equipment and fixtures to be used in the distribution center, are approximately $37,000,000 after certain incentives, which the Company expects to fund out of a combination of cash from operations, long-term financing and the Company’s existing revolving line of credit.  The project costs are subject to usual and customary adjustments.  The Company expects the new distribution center will be ready for operation in the third fiscal quarter of fiscal 2014.

The Company desires to avail itself of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 (the “Act”) and is including this cautionary statement for the express purpose of availing itself of the protection afforded by the Act. This report on Form 8-K contains certain forward looking statements, including those regarding the estimated total project cost and expected project funding sources, which are subject to change. Generally, the words “anticipates”, “believes”, “expects”, “plans”, “may”, “will”, “should”, “seeks”, “estimates”, “project”, “predict”, “potential”, “continue”, “intends”, and other similar words identify forward-looking statements. The Company cautions readers not to place undue reliance on forward-looking statements. The actual results may differ materially from those described in any forward looking statements. A number of risks or uncertainties could cause actual results to differ materially from anticipated results. The Company intends its forward-looking statements to speak only as of the time of such statements, and does not undertake to update or revise them as more information becomes available. Additional information concerning potential factors that could affect the forward-looking statements is included in the Company’s Form 10-K for the year ended February 29, 2012.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HELEN OF TROY LIMITED

Date: January 4, 2013	/s/ Thomas J. Benson
Thomas J. Benson
Senior Vice President and Chief Financial Officer